UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, Reston, VA 20190

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 3, 2020, Science Applications International Corporation (the “Company”) commenced a private offering to eligible purchasers of $400.0 million aggregate principal amount of Senior Notes due 2028 (the “Notes”), subject to market and other conditions (the “Offering”).

Attached as Exhibit 99.1 hereto are selected portions of information from a preliminary offering memorandum dated March 3, 2020 that the Company expects to disseminate to potential investors in connection with the Offering. There can be no assurance that the Offering will be completed as described in the preliminary offering memorandum or at all.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

On March 3, 2020, the Company issued a press release announcing the commencement of the Offering. In accordance with Rule 135(c) of the Securities Act, a copy of this press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K. Accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Excerpts from preliminary offering memorandum dated March 3, 2020.

99.2	Press Release, dated March 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains forward-looking statements that are based on management’s belief and assumptions about the future in light of information currently available to the Company’s management. In some cases, forward-looking statements can be identified by words such as “may,” “will,” “should,” “expects,” “projects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “outlook” and similar words or phrases or the negative of these words or phrases. These statements relate to future events or the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although the Company’s management believes that the expectations reflected in the forward-looking statements are reasonable when made, the Company cannot guarantee future results, levels of activity, performance or achievements. There are a number of important factors that could cause the Company’s actual results to differ materially from those results anticipated by the forward-looking statements, which include, but are not limited to, the following factors: failure to complete the Offering, the acquisition of substantially all of the assets and liabilities of the Unisys Federal operating unit of Unisys Corporation (the “Acquisition”) or any related financings within the expected timeframe or at all; difficulties in integrating Unisys Federal’s business with the Company’s business; disruptions in the Company’s and Unisys Federal’s businesses as a result of the announcement and pendency of the Acquisition; liabilities that Unisys Federal may have that are not known, probable or estimable at this time; harm to the Company’s reputation or relationship with U.S. government agencies, which are the Company’s primary customers; a decline in the U.S. government defense budget, changes in spending or budgetary priorities, the failure to approve U.S. government budgets on a timely basis or delays in contracts awards and other procurement activity; failure to comply with a variety of complex procurement rules and regulations; the U.S. government’s adoption of new contract rules and regulations or revision of its procurement practices; unfavorable resolution of reviews, audits and cost adjustments by the U.S. government; the termination, cancellation, modification or curtailment of U.S. government contracts; failure to attract, train, retain and utilize skilled employees and the Company’s senior management team; inability to successfully integrate the business of Engility with the Company’s business or realize the anticipated benefits of the merger in the expected time frame, or at all; any requirement to take write-downs or write-offs, restructuring and impairment or other charges; limitations on the Company’s use of net operating loss carryforwards and other tax attributes to offset future taxable income; an adverse change in the Company’s mix of contracts or the Company’s failure to accurately estimate and manage costs, time and resources; cyber or other security threats; customer system failures; legal disputes; a violation of legal and regulatory requirements by the Company’s employees, subcontractors, agents or business partners; impairment of the Company’s goodwill or intangible assets; inability to maintain teaming arrangements and relationships with other contractors and subcontractors; failure to adequately protect the Company’s proprietary information and intellectual property rights; and any improper handling or disposal of hazardous substances or dangerous materials.

The Company does not undertake any obligation to update or revise any of the forward-looking statements to reflect events, circumstances, changes in expectations, or the occurrence of unanticipated events after the date of those statements or to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2020

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon

Executive Vice President, General Counsel and Corporate Secretary